SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
April 3, 2018

Evolving Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34261 (Commission File Number)	84-1010843 (I.R.S. Employer Identification No.)

9800 Pyramid Court, Suite 400, Englewood, Colorado 80112

(Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 802-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b 2 of the Securities Exchange Act of 1934 (§240.12b 2 of this chapter).

Emerging Growth Company                                        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

ITEM 2.02                                  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

NOTE:  On April 3, 2018, Evolving Systems, Inc. issued a press release announcing its fourth quarter and year-end results for the period ended December 31, 2017.  Following the release, the Company discovered an error in the table titled:   “Reconciliation of GAAP to Non-GAAP financial measures.”  The Company inadvertently reported Non-GAAP diluted net income per share of $0.11 when the correct Non-GAAP diluted net income per share should have read $0.01.  Further, in the Consolidated Statements of Income for the three months ended December 31, 2016, the Company reflected cash dividends having been declared; that line should have read $0.00 as the Company did not pay any dividends for the three-month period ended December 31, 2016. There is no impact to the Company’s Consolidated Statements of Income or other financial statements. Please refer to the full text of the corrected press release furnished herewith as Exhibit 99.1 on this Form 8-K. The Company has posted the corrected press release on its website.

ITEM 8.01                                  OTHER EVENTS

Effective April 3, 2018, the Board of Directors appointed Matthew Stecker, the Company’s Chairman of the Board, as Executive Chairman. Mr. Stecker will be working with the Company on a full-time basis to drive the growth strategy, business development initiatives and long-term strategic planning.  Mr. Stecker will receive $20,000 per month for serving as Executive Chairman, an increase of $10,000 per month over his current Board compensation.

Matthew Stecker, 49, joined our Board of Directors in March 2016, was named Chairman of the Board in August 2016. He has served as a Senior Policy Advisor to the United States Department of Commerce since November 2014 and currently serves on the board of Live Microsystems, Inc. (OTC:LMSC). He previously served on the boards of MRV Communications from April 2013 to June 2016 and HealthWarehouse.com Inc. from December 2010 to August 2013, where he also served on the compensation committee.  From January to November 2014, Mr. Stecker served as the Vice President of Mobile Entertainment for RealNetworks (NASDAQ:RNWK). From November 2009 to December 2013, he served as CEO of Live MicroSystems, Inc., and from April 2005 to November 2009 he was a senior executive in both Telecom Operations and Strategy at Cartesian, Inc. (NASDAQ:CRTN). He received his BA in Political Science and Computer Science from Duke University, and his JD from the University of North Carolina at Chapel Hill School of Law.

ITEM 9.01                                  FINANCIAL STATEMENTS AND EXHIBITS

d)                                     Exhibits.  The following exhibits are filed or furnished with this report.

Exhibit No.	Description
99.1	Corrected Press Release issued by Evolving Systems, Inc. announcing the Company’s financial results for the fourth quarter and year ended December 31, 2017.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Corrected Press Release issued by Evolving Systems, Inc. announcing the Company’s financial results for the fourth quarter and year ended December 31, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 3, 2018

Evolving Systems, Inc.

By:	/s/ MARK P. SZYNKOWSKI
Mark P. Szynkowski
Sr. Vice President Finance